EXHIBIT 99.2

Premium Fitness Equipment

AMEX: CYB

John Aglialoro, CEO

Art Hicks, CFO

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• Microcap—Annual sales $94M

• A growing industry

• Strong brand globally

• Innovative products

• Recent performance promising

The Fitness Industry Worldwide

$3.9 BILLION WORLDWIDE MARKET

Consumer

2.7 Billion

69%

Commercial

1.2 Billion

31%

Commercial Fitness

$1.2 BILLION COMMERCIAL MARKET

North America

800 Million

67%

International

400 Million

33%

Commercial Market

Segmentation

Customers

5%

4%

4%

2%

2%

2%

7%

8%

66%

Health Clubs

Hospital-based

PT/Rehab

Schools/Universities

Military

Other

Y’s, JC’s

Corporate Wellness

Hotel/Motel

Industry Growth

• US fee-based fitness clubs increasing in number of clubs and membership per club on a year to year basis.

• Rate of growth escalated in second half of 2003 to an estimated 11% growth in number of US club units.

• Americans using strength equipment increased 5.4% annually over past decade. Cardio users increased 3.5% annually.

• International commercial fitness market is the fastest growing segment.

Demand Drivers of a Growing Industry

• Obesity

• Aging Population

• Healthcare costs

• International population following the USA

Obesity

• Muscle mass raises metabolism which burns fat faster

• High ratio of muscle to fat increases cardiovascular health – aerobic capacity improves as a result of more muscle burning oxygen

• Muscle triggers insulin consumption reducing incidence of diabetes

“If you’re the average middle-aged person, your problem is not excess weight so much as it is excess body fat coupled with too little muscle.”

Evans & Rosenberg in BIOMARKERs

Aging Population

“If I knew I would live so long, I’d have taken better care of myself.”

• Those who reach age 65, have a life expectancy of an additional 18 years

• It’s never too late to start! Studies show that even 90 year old nursing home residents can build strength

• Muscle strength results in improved balance and faster muscle response – both are major factors in reducing falls

Physical activity is the key to healthy aging. Nowhere is the gap wider between what we know and what we do than in the area of physical activity. Nowhere is the potential payoff greater.”

Centers for Disease Control and Prevention 2002

Rising HealthCare Costs

Obesity is a bigger contributor to healthcare costs than smoking

• Regular exercisers spend HALF the number of nights in the hospital

• Inactive older adults who increased physical activity reduced medical costs by $2200/year

• GE Aircraft study showed medical claims submitted by fitness center members decreased by 27%—non members rose by 17%.

Corporate America is bearing the burden – corporate fitness centers on the rise … currently 25% of companies have them

The American Lifestyle goes International

• As the US entertainment industry has taken over the imaginations of Irish children, the American lifestyle has taken hold of their bodies

• Across Europe, people are becoming increasingly fat

• Diabetes is on the rampage worldwide. US is third to India and China and the number is expected to increase by 70%.

The World Health Organization says physical activity is, in economic terms, a “best buy” in public health for both developed and underdeveloped countries.

An Emerging Industry for Stock Analysts

Brunswick – NYSE: BC (Life Fitness) Nautilus – NYSE: NLS

Amer – Helsinki Exchange

(PreCor) Cybex – AMEX: CYB

May 18, 2004

The History of Cybex

1982 1998 2003

Trotter Tectrix Recap

1973 1997 2001 Growth

Cybex Merger Turnaround Phase

Commences

Cybex Sales by Product Line

ArcTrainer Steppers Bikes 21% 2% Treadmills 5% 22%

Strength 50%

The Strength of Cybex Strength

• The Cybex brand … strongest in the industry of current strength equipment users

• Increasing demand … strength training is important in weight loss and its ability to improve quality of life even in the elderly.

• Continuous product innovation … the result of Cybex core competency in strength products

The Cybex Advantage

• Focus on new products.

• Products are biomechanically and physiologically superior

• 2003 Product of the Year Award from Fitness Management Magazine

• Superior quality manufacturing

• Customer customization (color, upholstery, logo)

• Cybex leasing programs

CYBEX

New Products Since 2001


Q2-Q3 '02
Eagle Strength
Q1-'04
Total Body Arc
Q4-'04
Vertical Treads
2005
Legend Treadmill
Q3 '02
ArcTrainer
Q2-'03
ProPlus Treadmill
Q2-'04
Recumbent and Upright Bikes
Q4-'04
Cordless Arc

The ArcTrainer

The Cybex ArcTrainer is positioned as a better alternative to elliptical machines (ellipticals sold an estimated $180M in 2003). For the club owner, “one size fits all” … a workout for everyone … from the first-time exerciser to the pro athlete.

The Eagle Line

20 different pieces of training equipment

Eagle Leg Press

Most leg presses train only the quadricips (top of the thigh). The Eagle Leg press uses a patent pending design to train the entire leg. Applicable to a wide range of users, the Cybex Eagle leg press is as beneficial to the elderly … where leg strength helps prevent falls … as it is to sports where leg power is key to success (such as football or basketball).

Eagle Abdominal

Using a patent pending pelvic stabilization technique, the Eagle ab machine isolates the abdominal region and forces the abdominal muscles to do the work (as opposed to some ab machines which allow other muscles to carry much of the load.) One club owner recommends the Eagle ab machine as “the fastest way to that six-pack look.”

The Pro+ Treadmill

The Cybex Pro+ is a workhorse treadmill designed for reliability … a must-have for the club owner. For the user, the Cybex StableflexTM running surface provides easy-on-the-back shock absorption. The wraparound console features all the amentities (utility tray, dual water bottle holders, and a personal audio holder.)

Total Body Arc Trainer

The Cybex Total Body Arc is the only cross trainer with both incline and total body capability in the same unit.

Most cross trainers let the legs continue to do the work and the arms come along for the ride. Using a patent-pending same side forward (SSF) mechanism, the Total Body Arc gives a choice. The load can be transferred back and forth to target either upper or lower body .

Recumbent and Upright Bikes

New Cybex bikes feature three modes of operation – unique in the industry. The isokinetic mode, which Cybex pioneered, is targeted to appeal to everyone from the rehabilitation therapist all the way up to professional sports teams interested in high power interval training.

An extremely wide operating range … from 15W – 900W … broadens the audience who will choose the Cybex bike as their exercise of choice.

Product of the Year Award

The ArcTrainer was awarded the prestigious NOVA 7 award from Fitness Magazine. Voted by club owners and members as the best product of the year.

Manufacturing Excellence

State of the Art Powder Coating developed with DuPont Engineers

Cybex produces 300,000 machined weight plates annually. More than any other company in the industry.

Cybex Builds to Order

The manufacturing process begins eight days prior to shipping eliminating finished goods inventory of strength equipment.

Custom Colorization

160 different types of equipment can Be customized—colors to coordinate with the customer’s decor as well as upholstery imprinted with customer’s name & logo

Cybex Capital Corp

• Developed in 2001, Cybex Capital offers qualified customers leasing programs.

• We finance not only Cybex equipment, but the full range of equipment needed to set up a facility, including leasehold improvements.

• Leasing is a driver of sales. 25% of North American sales are done through the Cybex leasing arm.

• A strong lender base allows Cybex Capital to provide financing options to a wide profile of Cybex customers.

Cybex Distribution Opportunity

High end consumer products sold through current dealer network

Cybex Sales

Direct $26M

Dealer Sales

Dealer $39M

50% Commercial

50% Consumer

Revenue from New Products

47%

Q1/2004

32%

Q1/2003

NEW PRODUCTS

EXISTING

PRODUCTS

Sales Growth

22.4 17.8 19.6 23.2 19.0 17.0 20.1 18.4 18.9 20.7 21.1 23.4 25.1

01 02 03 04 01 02 03 01 02 03 01 02 03

First Quarter Second Quarter Third Quarter Fourth Quarter

Financial Performance

Rolling 12 months

March 2004 March 2003 Change

Sales $ 93,900 $ 83,200 12.8%

Gross Margin $ 33,000 $ 29,000 14.2%

Operating Profit $ 3,900 $ 1,600 152%

Pre Tax Profit $ 400 ($ 2,200)

EBITDA $ 7,600 $ 5,600

Financial Goals

• Focus on strong operating margins

• Find lower cost alternative to $11M bridge financing

• Consistent profitability

Cybex is for believers that …

• Fitness will continue to grow particularly demand for strength training

• Industry growth can be outpaced with innovative products

• A quality manufacturer can command premium pricing

• The economy will stay strong enough over the next several years to drive consumer fitness equipment purchases